Exhibit 10.8

ACCESSION AGREEMENT

This Accession Agreement (this “Accession Agreement”) is entered into as of September 5, 2025 by the undersigned (the “New Company”), pursuant to the terms of that certain Custodian Agreement dated as of December 11, 2009 (as amended, restated and/or modified from time to time, the “Agreement”) by and among STATE STREET BANK AND TRUST COMPANY (the “Custodian”) and those funds, investment vehicles and other entities set forth on Appendix A thereto, severally and not jointly (each such entity, a “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Accession Agreement, the New Company hereby agrees (a) to become bound by all of the terms and conditions and provisions of the Agreement as a Company and (b) adopts the Agreement with the same force and effect as if the New Company were originally a party thereto.

For the avoidance of doubt, the parties agree that the Custodian is not providing any custody services pursuant to the Agreement with respect to any Digital Assets. “Digital Assets” means an asset that is issued and/or transferred using distributed ledger or blockchain technology, including, but not limited to, so-called “virtual currencies,” “coins” and “tokens” and with respect to which the Custodian has expressly agreed to provide services pursuant to the Agreement with respect to a Company. The Custodian will only accept custody of cash, securities and/or other assets that it is operationally equipped and licensed to hold in the relevant market where it provides custodial services either directly or through an existing Subcustodian and may decline to accept custody of certain securities or asset types that it determines present an unacceptable risk profile or that it or its Subcustodians are not operationally equipped or permitted to hold under any law or regulation. Without limiting the foregoing, the Custodian further reserves the right, in its sole discretion, to decline to accept custody of, and to provide services with respect to, any Digital Asset.

Subject to and in accordance with directions from or on behalf of the New Company, the Custodian shall disseminate to the National Securities Clearing Corporation, on each day that the New York Stock Exchange is open, such information with respect to the issuance or redemption of Company shares in “Creation Unit” aggregations that the Custodian receives from or on behalf of the New Company.

Notwithstanding anything to the contrary in the Agreement, FD Funds Management, LLC, as sponsor (“Sponsor”) and on behalf of the New Company, has agreed to pay the Custodian such compensation as may be agreed upon in writing, from time to time, by the Custodian and the Sponsor on behalf of the New Company pursuant to Article VI of the Agreement.

A current version of Appendix A to the Agreement is attached hereto.

[signature page immediately follows]

IN WITNESS WHEREOF, this Accession Agreement has been executed for and on behalf of the undersigned as of the day and year first written above.

FIDELITY SOLANA FUND

By FD Funds Management, LLC as Sponsor

By:	/s/ Heather Bonner
Name: Heather Bonner
Title: Treasurer

FD FUNDS MANAGEMENT, LLC

Solely with respect to Article VI of the Agreement

By:	/s/ Heather Bonner
Name: Heather Bonner
Title: Treasurer

Accepted and agreed:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Jason O’Neill
Name: Jason O’Neill
Title: Vice President

APPENDIX A

TO

CUSTODIAN AGREEMENT

DATED DECEMBER 11, 2009

BETWEEN

EACH OF THE COMPANIES SET FORTH BELOW

AND

STATE STREET BANK AND TRUST COMPANY

Effective as of September 5, 2025

Fidelity Japan Data Centers Fund LP

By: Fidelity Japan Data Centers Fund GP LP, its General Partners

By: Fidelity Data Center Holdings LLC, its General Partner

Effective: April 16, 2021

Fund #23714

Fidelity 2022 Private Equity Multi-Strategy Fund LP

By: Fidelity Private Equity Multi-Strategy Fund GP LLC, its General Partner

Effective: February 23, 2022

Fund #36251

Fidelity 2022 Private Equity Multi-Strategy Fund LP – Offshore

By: Fidelity Private Equity Multi-Strategy Fund GP LLC, its General Partner

Effective: February 24, 2022

Fund # 36252

BASCOM REOPINC Preferred Equity SPE LLC

By: Fidelity Real Estate Opportunistic Income Fund, L.P., its Managing Member

By: Fidelity Real Estate Partners VI LLC, its General Partner

Effective: February 24, 2022

Fund # 50701

Cityscape REOPINC Preferred Equity SPE LLC

By: Fidelity Real Estate Opportunistic Income Fund, L.P. its Managing Member

By: Fidelity Real Estate Partners VI LLC, its General Partner

Effective: June 3, 2021

Edens Plaza REOPINC Preferred Equity SPE LLC

By: Fidelity Real Estate Opportunistic Income Fund, L.P. its Managing Member

By: Fidelity Real Estate Partners VI LLC, its General Partner

Effective: May 15, 2022

Fund # 39951

Garden City REOPINC Preferred Equity SPE LLC

By: Fidelity Real Estate Opportunistic Income Fund, L.P., its Managing Member

By: Fidelity Real Estate Partners VI LLC, its General Partner

Effective: June 3, 2021

Mariner REOPINC Preferred Equity SPE LLC

By: Fidelity Real Estate Opportunistic Income Fund, L.P., its Managing Member

By: Fidelity Real Estate Partners VI LLC, its General Partner

Effective: January 25, 2022

Fund # 38779

Nemours REOPINC Preferred Equity SPE LLC

By: Fidelity Real Estate Opportunistic Income Fund, L.P., its Managing Member

By: Fidelity Real Estate Partners VI LLC, its General Partner

Effective: April 15, 2022

Fund # 50701

Fidelity Real Estate Opportunistic Income Fund, L.P.

By: Fidelity Real Estate Partners VI LLC, its General Partner

Effective: April 2, 2007

Fund # 50701

Fidelity Real Estate Opportunistic Income Cayman, Ltd.

By: Fidelity Real Estate Partners VI LLC, its General Partner

Effective: April 2, 2007

Fund #50702

Fidelity Direct Lending LLC

By: FMR LLC

Effective: September 2, 2022

Fidelity Evergreen Private Credit Fund LP

By: Fidelity Evergreen Private Credit Fund GP LLC, its General Partner

By: FMR LLC, its sole member

Effective: March 31, 2023

Fund #: 43000

Fidelity Private Equity Multi-Strategy Fund II LP - Offshore

Fidelity Private Equity Multi-Strategy Fund II GP LLC, as General Partner

By: FMR LLC, its sole member

Effective: April 10, 2023

Fund # 44392

Fidelity Private Equity Multi-Strategy Fund II LP

Fidelity Private Equity Multi-Strategy Fund II GP LLC, as General Partner

By: FMR LLC, its sole member

Effective: April 10, 2023

Fund # 44391

BASCOM REDOF Preferred Equity SPE LLC

By: Fidelity Real Estate Debt Opportunities Fund I, LP, its Managing Member

By: FIAM Holdings LLC

Effective: February 24, 2022

Fund # 22006

Edens Plaza REDOF Preferred Equity SPE LLC

By: Fidelity Real Estate Debt Opportunities Fund I, LP, its Managing Member

By: FIAM Holdings LLC

Effective: May 15, 2022

Fund # 39950

Nemours REDOF Preferred Equity SPE LLC

By: Fidelity Real Estate Debt Opportunities Fund I, LP, its Managing Member

By: FIAM Holdings LLC

Effective: April 15, 2022

Fund # 22006

Seacoast REDOF Preferred Equity SPE LLC

By: Fidelity Real Estate Debt Opportunities Fund I, LP, its Managing Member

By: FIAM Holdings LLC

Fidelity REDOF I REIT, LLC

Transition Date: July 9, 2021

Fund #22007

Cityscape REDOF REIT Preferred Equity SPE LLC

By: Fidelity REDOF I REIT, LLC, its Managing Member

By: FIAM Holdings LLC

Effective: June 3, 2021

Garden City REDOF REIT Preferred Equity SPE LLC

By: Fidelity REDOF I REIT, LLC, its Managing Member

By: FIAM Holdings LLC

Effective: June 3, 2021

FIAM Core Plus Fund, LLC

By: FIAM Institutional Funds Manager, LLC, its General Partner

Effective: August 31, 2007

Fund #50775

FIAM Leveraged Loan Fund LP

By: FIAM Institutional Funds Manager, LLC, its General Partner

Effective: March 21, 2014

Fund #16859

FIAM Small/Mid Cap Core Fund, LP

By: FIAM Institutional Funds Manager, LLC, its General Partner

Effective: November 5, 2012

Fund #16824

FIAM Tactical Bond Fund, LP

By: FIAM Institutional Funds Manager, LLC, its General Partner

Effective: August 11, 2014

Fund #16892

FIAM Total Endowment Fund, LP

By: FIAM Institutional Funds Manager, LLC, its General Partner

Effective: October 31, 2017

Fund #14454

Fidelity Real Estate Debt Opportunities Fund I, LP

By: FIAM Institutional Funds Manager, LLC, its General Partner

Transition Date: July 9, 2021

Fund #22006

Fidelity Distressed Opportunities Fund Cayman Tax Subsidiary, LP

By: Fidelity Funds Manager, LLC

By: FIAM LLC, its managing member

Transition Date: July 9, 2021

Fund #23060

Fidelity Distressed Opportunities Fund I, LP

By: Fidelity Funds Manager, LLC

By: FIAM LLC, its managing member

Transition Date: July 9, 2021

Fund # 41263

Fidelity Distressed Opportunities Master Fund I, LP

By: Fidelity Funds Manager, LLC

By: FIAM LLC, its managing member

Transition Date: July 9, 2021

Fund #20149

Fidelity Distressed Opportunities Offshore Fund I, LP

By: Fidelity Funds Manager, LLC

By: FIAM LLC, its managing member

Transition Date: July 9, 2021

PYLBCG VETERINARY Holdings LLC

By: FIAM Target Date Blue Chip Growth Commingled Pool, its Managing Member

By: Fidelity Institutional Asset Management Trust Company

Effective: October 5, 2021

PYLBCG CB Holdings LLC

By: FIAM Target Date Blue Chip Growth Commingled Pool, its Managing Member

By: Fidelity Institutional Asset Management Trust Company

Effective: January 1, 2020

Fund #21260

PYLLCS ER2 Holdings LLC

By: FIAM Target Date Large Cap Stock Commingled Pool, its Managing Member

By: Fidelity Institutional Asset Management Trust Company

Effective: October 4, 2016

Fund #14360

GCC REDOF REIT PREFERRED EQUITY SPE LLC

By: Fidelity REDOF I REIT, LLC

By: FIAM LLC, as Investment Manager

Effective: April 2, 2023

Fund # 22006

GCC REOPINC PREFERRED EQUITY SPE LLC

By: Fidelity Real Estate Opportunistic Income Fund, L.P., its Managing Member

By: FIAM LLC, as Investment Manager

Effective: April 5, 2023

Fund # 50701

FIDELITY EXCHANGE FUND LP

By: Fidelity Funds Manager, LLC, its General Partner

Effective: May 11, 2023

Fund # 38406

FIDELITY EXCHANGE FUND REIT, LLC

By: Fidelity Exchange Fund, LP, its sole director

By: Fidelity Funds Manager, LLC, its General Partner

By: FIAM LLC, its managing member

Effective: May 11, 2023

Fund #42739

Fidelity Evergreen Private Credit Tactical 1 LLC

By: Fidelity Evergreen Private Credit Fund LP, Managing Member

By: Fidelity Evergreen Private Credit Fund GP LLC, General Partner

Effective: April 21, 2023

Fund # 44250

Fidelity Distressed Opportunities Intermediate Fund I, LP

By: Fidelity Funds Manager, LLC, its general partner

Effective: August 25, 2023

Fund # 46034

Fidelity Credit Opportunities Fund II LP

By: Fidelity Funds Manager, LLC, its General Partner

Effective: October 2, 2023

Fund # 46429

Fidelity Credit Opportunities Feeder Fund II LP

By: Fidelity Funds Manager, LLC, its General Partner

Effective: October 2, 2023

Fund # 46430

FCOF Intermediate Onshore LLC

By: Fidelity Funds Manager, LLC, its manager

Effective: October 2, 2023

Fund #46432

FCOF Intermediate Cayman LP

By: Fidelity Funds Manager, LLC, its General Partner

Effective: October 2, 2023

Fund # 46433

PDL REDOF REIT PREFERRED EQUITY SPE LLC

By: Fidelity REDOF I REIT, LLC, it’s Managing Member

By: FIAM LLC, as Investment Manager

Effective: February 5, 2024

Fund #22007

PDL REOPINC PREFERRED EQUITY SPE LLC

By: Fidelity Real Estate Opportunistic Income Fund, L.P., its Managing Member

By: FIAM LLC, as Investment Manager

Effective: February 5, 2024

Fund #50701

FIAM Global Unconstrained Equity Fund LP

By: FIAM Global Unconstrained Equity Fund GP LLC, as General Partner

Effective: January 31, 2024

Fund #47952

Strategic Advisers Alternatives Fund Cayman Ltd.

Effective: September 28, 2022

Fund # 6888

FCREF LIQUIDITY VEHICLE LLC

By: Fidelity Core Real Estate Operating Partnership LP, its Member

By: Fidelity Core Real Estate Fund, its General Partner

By: Fidelity CRET Trustee LLC, its sole Trustee

Effective: February 1, 2023

Fund #: 42781

Fidelity Core Real Estate Fund

By: Fidelity CRET Trustee LLC, its trustee

Effective: February 1, 2023

Fund #: 40268

Fidelity Core Real Estate Operating Partnership LP

By: Fidelity Core Real Estate Fund, its manager

By: Fidelity CRET Trustee LLC, its trustee

Effective: February 1, 2023

Fund #: 40435

Fidelity Japan Data Centers Fund LP, Tokyo 3 Series,

By: Fidelity Tokyo 3 Series GP LP, A Delaware limited partnership, Its General Partner

By: Fidelity Data Center Holdings LLC, A Delaware limited liability company, Its General Partner

Effective: January 17, 2023

Fund #: 42402

Fidelity Tokyo 3 Series GP LP

(for and on behalf of itself as the Tokyo 3 General Partner and in respect of the Tokyo 3 Series)

By: Fidelity Data Center Holdings LLC, its general partner

Effective: January 17, 2023

Fund #: 42410

Fidelity Evergreen Private Credit Master Fund LP

By: Fidelity Evergreen Private Credit Master Offshore Fund GP LLC, as general partner

Effective: July 17, 2023

Fund #: 46036

Fidelity Evergreen Private Credit Offshore Fund LP

By: Fidelity Evergreen Private Credit Master Offshore Fund GP LLC, as general partner

Effective: July 21, 2023

Fund #: 46035

Fidelity Evergreen Private Credit Rated Fund LP

By: Fidelity Evergreen Private Credit Fund GP LLC, its General Partner

Effective: March 15, 2024

Fund #: 47198

Fidelity Evergreen Private Credit Master Fund MSPV LLC

By: Fidelity Evergreen Private Credit Master Fund LP, Its Sole Member

Effective: March 29, 2024

Fund #: 47062

Fidelity Evergreen Private Credit Fund MSPV LLC

By: Fidelity Evergreen Private Credit Fund LP, its Sole Member

Effective: March 29, 2024

Fund #: 47061

Fidelity Wise Origin Bitcoin Fund

By: FD Funds Management, LLC as Sponsor

Effective: December 28, 2023

Fund #6457

Fidelity REDOF II REIT LLC

By: Fidelity Funds Manager III, LLC, its General Partner

By: FMR LLC, its member

Effective: January 2, 2024

Fund #47476

Fidelity Real Estate Debt Opportunities Fund II, LP

By: Fidelity Funds Manger III, LLC its General Partner

By: FMR LLC, its member

Effective: January 2, 2024

Fund #47472

Fidelity Venture Capital Fund I LP

By: Fidelity Venture Capital Fund I GP LLC, its General Partner

Effective: March 11, 2024

Fund #48915

Fidelity Convertible Arbitrage Fund LP

By: Fidelity Convertible Arbitrage Fund GP LLC, its general partner

Effective: June 12, 2024

Fund #7633

Fidelity Convertible Arbitrage Fund LP - Offshore

By: Fidelity Convertible Arbitrage Fund GP LLC, its general partner

Effective: June 12, 2024

Fund #7732

Fidelity Ethereum Fund

By: FD Funds Management, LLC as Sponsor

Effective: May 23, 2024

Fund# 7624

Strategic Advisers Alternatives Fund Cayman Ltd. 2

Effective: June 28, 2024

Fund #: 7697

Fidelity Evergreen Private Credit Fund BSPV LLC

By: Fidelity Evergreen Private Credit Fund LP, its sole member

Effective: July 12, 2024

Fund# 58225

Fidelity Evergreen Private Credit Master Fund BSPV LLC

By: Fidelity Evergreen Private Credit Master Fund LP, its sole member

Effective: July 12, 2024

Fund# 58226

Glenview REDOF II REIT Preferred Equity SPE LLC

By: Fidelity REDOF II REIT, LLC, its Managing Member

By: Fidelity Real Estate Debt Opportunities Fund II, LP, it’s Member

By: Fidelity Funds Manager III, LLC, its General Partner

By: FMR LLC, its Member

Effective: September 13, 2024

Yorktown REOPINC Preferred Equity SPE LLC

By: Fidelity Real Estate Opportunistic Income Fund, L.P., it’s Managing Member

By: Fidelity Real Estate Partners VI LLC, its General Partner

Effective: September 10, 2024

FVCF OPEN HOLDINGS, LLC

By: Fidelity Venture Capital Fund I LP

By: Fidelity Venture Capital Fund I GP LLC, its General Partner

Effective: October 30, 2024

Fund# 48915

PYLBCG OPEN Holdings, LLC

By: FIAM Target Date Blue Chip Growth Commingled Pool, its Managing Member

By: Fidelity Institutional Asset Management Trust Company

Effective: October 30, 2024

Fund# 16842

FEPC CA SPE LLC

By: Fidelity Evergreen Private Credit Fund GP LLC, its General Partner

Effective: December 2, 2024

Fund #64606

FIDELITY EVERGREEN PRIVATE CREDIT FUND CSPV LLC

By: Fidelity Evergreen Private Credit Fund LP, its sole member

By: Fidelity Evergreen Private Credit Fund GP LLC, its General Partner

Effective: December 2, 2024

Fund#: 49083

FIDELITY EVERGREEN PRIVATE CREDIT MASTER FUND CSPV LLC

By: Fidelity Evergreen Private Credit Master Fund LP, its sole member

By: Fidelity Evergreen Private Credit Master Offshore Fund GP LLC, its General Partner

Effective: December 2, 2024

Fund#: 49084

Fidelity Private Equity Multi-Strategy Fund III LP

By: Fidelity Private Equity Multi-Strategy Fund II GP LLC, as General Partner

By: FMR LLC, its sole member

Effective: January 17, 2025

Fund# 59944

Fidelity Private Equity Multi-Strategy Fund III LP - Offshore

By: Fidelity Private Equity Multi-Strategy Fund II GP LLC, as General Partner

By: FMR LLC, its sole member

Effective: January 17, 2025

Fund# 59946

FCREF Liquidity III

By: Fidelity Core Real Estate Fund, its manager

By: Fidelity CRET Trustee LLC, its trustee

Effective: February 4, 2025

Fund# 65931

FCREF Liquidity II

By: Fidelity Core Real Estate Fund, its manager

By: Fidelity CRET Trustee LLC, its trustee

Transition Date: February 20, 2025

Fund# 46900

FIDELITY EVERGREEN PRIVATE CREDIT TACTICAL 2 LLC

By: Fidelity Evergreen Private Credit Fund LP, its sole member

By: Fidelity Evergreen Private Credit Fund GP LLC, its General Partner

Effective: March 28, 2025

Fund #6538

Milton REOPINC Preferred Equity SPE LLC

By: Fidelity Real Estate Opportunistic Income Fund, L.P., it’s Managing Member

By: Fidelity Real Estate Partners VI LLC, its General Partner

Effective: March 28, 2025

FIDELITY PRIVATE CREDIT SC LLC

Effective: April 28, 2025

Fund #67267

Strategic Advisers Fidelity Alternatives Fund Cayman Ltd

Effective: June 23, 2025

Fund# 9051

Everly REDOF II REIT Preferred Equity SPE LLC

By: Fidelity REDOF II REIT, LLC, it’s managing member

By: Fidelity Real Estate Debt Opportunities Fund II, LP, its common member

By: Fidelity Funds Manager III, LLC, its general partner

Effective: July 10, 2025

Everly REOPINC Preferred Equity SPE LLC

By: Fidelity Real Estate Opportunistic Income Fund, L.P., it’s managing member

By: Fidelity Real Estate Partners VI LLC, its general partner

Effective: July 10, 2025

Fidelity Private Credit SC CBSPV LLC

By: Fidelity Private Credit SC LLC, its Sole Member

Effective: July 11, 2025

Fund# 68859

Fidelity Solana Fund

By: FD Funds Management, LLC as Sponsor

Effective: September 5, 2025

Fund# 9100